CAPITAL STRUCTURE	12 Months Ended
Dec. 31, 2012
CAPITAL STRUCTURE
CAPITAL STRUCTURE

19.                         CAPITAL STRUCTURE

WSP Holdings has one class of ordinary shares.

On August 1, 2011, the Company received notice from the New York Stock Exchange that the price of its ADSs was below the listing requirement of a minimum average closing price of $1.00 per share over a period of consecutive 30 trading days. To regain compliance with this requirement, the Company’s board of directors approved a change in the ratio of our ADSs to ordinary shares from one ADS representing two ordinary shares to one ADS representing ten ordinary shares, effective as of February 15, 2012.

All the ADS numbers in this document are retroactively restated to reflect the new exchange ratio.